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                                                                    Exhibit 10.1
                           DAYTON SUPERIOR CORPORATION

                   1997 STOCK OPTION AND RESTRICTED STOCK PLAN
                   -------------------------------------------


      1. PURPOSE. The purpose of the Plan is to enable the Company to continue to attract, retain and motivate those officers and other key employees of the Company whose substantial contributions are essential to the growth and success of the Company's business with a long-term incentive that effectively is tied to the performance of the Company and shareholder value.

      2. DEFINITIONS. For purposes of this Plan:

            "AGREEMENT" means a written agreement between the Company and a Holder evidencing the grant of an Option and setting forth the terms and conditions of the Option or evidencing the grant of Restricted Shares and setting forth the terms and conditions of the Restricted Shares.

            "BOARD" means the Board of Directors of the Company.

            "CAUSE" means (i) the willful neglect by the Holder of, or the refusal by the Holder to perform, the Holder's duties or responsibilities, or any willful act by the Holder which materially impairs the ability of the Holder to perform the Holder's duties or responsibilities and which act continues after being brought to the attention of the Holder (other than any such failure resulting from the Holder's incapacity due to physical or mental illness), or (ii) any willful act or failure to act by the Holder which is materially injurious to the Company.

            "CHANGE IN CAPITALIZATION" means any increase, reduction or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

            "CHANGE OF CONTROL" means a change of control after the date this Plan becomes effective of a nature that would be required to be reported in response to Item 6(e) of Schedule 14 of Regulation 14A promulgated under the Exchange Act or any similar successor disclosure provisions. Without limiting the foregoing, a Change of Control shall be deemed to have occurred for purposes of the Plan regardless of the provisions of the Exchange Act, if (i) any "person," as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, Ripplewood or any affiliate of Ripplewood), including any "group" of persons, becomes the beneficial owner (as determined in

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      accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company which, together with any other securities of the Company theretofore directly or indirectly beneficially owned by such person, represent 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) at any election or series of elections, persons not proposed for nomination or nominated by the Board are elected as directors of the Company and together constitute 50% or more of the Board.

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMITTEE" means the Compensation and Benefits Committee or other committee of the Board to which the Board has delegated administration of the Plan or, in the absence of such delegation, the Board.

            "COMMON SHARES" means any class of common shares of the Company.

            "COMPANY" means Dayton Superior Corporation, an Ohio corporation; provided, however, that when used herein in connection with the employment of any Person, "COMPANY" also shall include any subsidiary of the Company.

            "DISABILITY" has the meaning ascribed to such term in the Company's disability program as in effect at the time.

            "ELIGIBLE EMPLOYEE" means any officer or other key employee of the Company designated by the Committee as eligible to receive Options or Restricted Shares subject to the conditions set forth herein.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FAIR MARKET VALUE" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange and published in the WALL STREET JOURNAL or, if no sale is reported for such date, then on the next preceding date for which a sale is reported or, if the Shares no longer are traded on the New York Stock Exchange, such value as shall be determined by the Committee in good faith.

            "HOLDER" means a Person to whom an Option or Restricted Shares have been granted or any permitted transferee of any such Option or Restricted Shares under the terms of the Plan.

            "INCENTIVE STOCK OPTION" means an Option granted under the Plan which qualifies as an incentive stock option under Section 422 of the Code.

            "NONQUALIFIED OPTION" means an Option granted under the Plan which by its terms does not qualify as an Incentive Stock Option.



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            "OPTION" means a right to purchase Shares granted under the Plan. An
      Option may be a Nonqualified Option or an Incentive Stock Option.

            "PERSON" means a corporation, an association, a partnership, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

            "PLAN" means this 1997 Stock Option and Restricted Stock Plan, as amended from time to time.

            "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code which satisfies the conditions of Section 414(p)(1)(A) of the Code.

            "RESTRICTED SHARES" means Shares granted under the Plan which are subject to a risk of forfeiture and which may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until certain conditions specified by the Committee have been satisfied.

            "RETIREMENT" has the meaning ascribed to such term in the Company's retirement program as in effect at the time.

            "RIPPLEWOOD" means Ripplewood Holdings L.L.C., a Delaware limited liability company.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SHAREHOLDER AGREEMENT" means that certain Amended and Restated Shareholder Agreement, as amended, among the Company, Ripplewood and certain other shareholders of the Company, as the same may be further amended from time to time.

            "SHARES" means the Class A Common Shares, without par value, of the Company (including any new, additional or different shares or securities resulting from a Change in Capitalization).

            "TAX DATE" means the date as of which the amount of a withholding tax payment with respect to the exercise of an Option or with respect to Restricted Shares is calculated.

      3. ADMINISTRATION. (a) The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall constitute the act of the Committee. Any action reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been taken at a meeting.



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      (b) Subject to the express terms and conditions set forth in the Plan, the
Committee shall have the power from time to time:

            (i) to determine those Eligible Employees to whom Options and Restricted Shares are granted under the Plan and the number of Options and/or Restricted Shares to be granted to each and to prescribe the terms and conditions (which need not be identical) of each Option, including the exercise price per Share of each Option, and of each Restricted Share;

            (ii) to construe and interpret the terms of the Plan, the Options and the Restricted Shares including, without limitation, to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Agreement and to establish, amend and revoke rules and regulations for the administration of the Plan, in the manner and to the extent the Committee deems necessary or advisable to make the Plan fully effective (and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and each Holder);

            (iii) to determine the duration and permitted purposes for any leave of absence which may be granted to a Holder without constituting a termination of the Holder's employment for purposes of the Plan;

            (iv) to authorize the payment to a Holder, but only with the consent of the Holder, in exchange for the cancellation of all or part of an Option held by the Holder, of cash in an amount not to exceed the difference between the aggregate Fair Market Value of the Shares with respect to which the Option is being canceled (as of the effective date of such cancellation) and the aggregate exercise price of the Option being cancelled; and

            (v) generally, to exercise such powers and to perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company with respect to the Plan.

      4. SHARES SUBJECT TO THE PLAN. (a) The maximum number of Shares that may be issued or delivered pursuant to Options granted under the Plan or granted as Restricted Shares under the Plan is 240,000, subject to adjustment as provided in Section 9. Such Shares may be authorized but unissued Shares or Shares held in treasury. The Company shall reserve, for purposes of the Plan, out of its authorized but unissued Shares or treasury Shares, or partly out of each, such number of Shares as shall be determined by the Board.

      (b) Whenever any outstanding Option or any portion of an outstanding Option expires, is canceled or otherwise terminates (other than by exercise) or whenever any Restricted Share is forfeited, the Shares subject to the unexercised portion of the Option which has expired, been canceled or has terminated or the Restricted Share which is forfeited again shall be available for the grant of Options and Restricted Shares hereunder without reducing the number of Shares otherwise

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available under the Plan. Shares which have been surrendered to or withheld by the Company to satisfy all or a portion of the purchase price of an Option or a tax withholding obligation with respect to an Option or Restricted Shares thereafter shall not be available under the Plan.

      5. OPTIONS. The terms and conditions of each Option granted under the Plan shall be set forth in an Agreement. The terms of any Option may differ from the terms of other Options granted under the Plan at the same time or at any other time. The Committee may grant more than one Option to a Person during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Person; provided, however, that the maximum aggregate number of Shares as to which Options may be granted under the Plan to any Person during the term of the Plan is 50,000. Each Option and Agreement shall be subject to the following conditions:

            (a) EXERCISE PRICE. No Option may be granted under the Plan with an exercise price per Share which is less than the Fair Market Value of a Share on the date the Option is granted.


            (b) DURATION. Options shall be for such term as the Committee determines at the time the Option is granted; provided, however, that no Option shall be exercisable for a period of more than ten years from the date the Option is granted. Subsequent to the granting of an Option with a term of less than ten years, the Committee may extend the term of the Option to any date before the tenth anniversary of the date of grant.

            (c) NON-TRANSFERABILITY. Unless otherwise provided in the Agreement with respect to an Option, no Option granted under the Plan shall be pledged, assigned, hypothecated or transferred by the Holder other than by will or the laws of descent and distribution. Nonqualified Options also may be transferred pursuant to a Qualified Domestic Relations Order. Options may be exercised during the lifetime of a Holder only by the Holder or the Holder's guardian or legal representative. With the consent of the Committee, a Holder may designate a person or persons to receive, in the event of such Holder's death, an Option or portion of an Option held by the Holder at the time of death or any amount payable with respect thereto to which the Holder then would be entitled.

            (d) EXERCISABILITY. Subject to acceleration as provided in Section 5(e), at the time an Option is granted the Committee may provide that the Option may be exercised in full or in part only after the passage of a specified period or periods of time following the date of grant or only if specified conditions have been satisfied. The Committee may accelerate the exercisability of any Option or any portion of an Option at any time. Subject to the ten-year limitation set forth in Section 5(b), the Committee may waive or modify at any time, either before or after an Option is granted, any condition, limitation or restriction with respect to the exercise of such Option imposed by or pursuant to this Section 5 or
      Section 6 in such circumstances as the Committee, in its discretion, may deem appropriate; provided, however, that any such waiver or modification with respect to an outstanding Option shall be subject to the limitations applicable to amendments to outstanding Options set forth in Section 5(j).



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            (e) ACCELERATION OF EXERCISABILITY. Notwithstanding Section 5(d),
      unless otherwise provided in the Agreement with respect to an Option, each Option shall become immediately exercisable upon a Change of Control, upon the death or Disability of the Holder of the Option or upon the Retirement of the Holder of the Option, if at the time of such Retirement the Holder is age 65 or older.

            (f) TERMINATION OF EMPLOYMENT. (i) Unless otherwise set forth in the Agreement with respect to an Option, if the original Holder of an Option ceases to be employed by the Company, all Options held by the Holder or any permitted transferee shall terminate as follows:

            (A) If the termination of the Holder's employment is due to death, Disability or Retirement, each Option held by the Holder shall continue to be exercisable (to the extent exercisable at the time the Holder's employment terminates, including as a result of any acceleration in accordance with Section 5(e)) by the Holder, the Holder's estate or any person who acquired the right to exercise the Option by bequest, inheritance or designation permitted by Section 5(c) for a period of one year following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

            (B) If the termination of the Holder's employment is for any reason other than death, Disability, Retirement or Cause, each Option held by the Holder shall continue to be exercisable (to the extent exercisable at the time the Holder's employment terminates) for a period of 90 days following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

            (C) If the Holder's employment is terminated by the Company for Cause, each Option held by the Holder, whether exercisable or not, shall be terminated in full upon such termination of employment; and

            (D) If the Holder dies following termination of the Holder's employment but during the period in which an Option held by the Holder continues to be exercisable in accordance with this Section 5(f), such Option shall continue to be exercisable (to the extent exercisable at the time of Holder's death) by the Holder's estate or by the person who acquired the right to exercise the Option by bequest, inheritance or designation permitted by Section 5(c) for a period of one year following the date of the Holder's death (but, in no event, beyond the original term of the Option).

      Notwithstanding the foregoing, the Committee may provide, at the time an Option is granted or thereafter, that an Option may be exercised after the periods provided for in this Section 5(f) (but, in no event, beyond the original term of the Option).

            (ii) At any time that a Holder has the right to exercise an Option during a period following termination of employment in accordance with clause (A), (B) or (D) of Section 5(f)(i),


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      the Company shall have the right to cancel the Option by so notifying the
      Holder in writing and agreeing to pay to the Holder, within 10 days, an amount equal to the number of Shares subject to the Option multiplied by the amount, if any, by which the Fair Market Value of a Share determined as of the date the Company gives such notice exceeds the exercise price per Share of the Option.

            (g) EXERCISE OF OPTION. (i) An Option may be exercised only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement. The exercise price for the Shares to be purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee may approve, by transferring Shares to the Company or by the retention by the Company of Shares to be issued upon the exercise of such Option, or any combination thereof. Any Shares transferred to the Company or retained by the Company as payment of the exercise price of an Option shall be valued at their Fair Market Value on the date the Option is exercised. If required by the Committee, the Holder shall deliver the Agreement evidencing the Option to the Secretary of the Company, who shall endorse on the Agreement a notation of such exercise and shall return such Agreement to the Holder. Any exercise of an Option for fewer than all of the Shares covered by the Option shall be for at least ten Shares. No fractional Shares shall be issued upon the exercise of an Option.

            (ii) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Shares before the Company issues certificates for the Shares being purchased, the Company may delay delivering the certificates for the Shares for the period necessary to take such action; provided, however, that the Company shall use its reasonable best efforts to promptly take any such action. The certificate or certificates representing Shares acquired upon the exercise of an Option may bear a legend restricting the transfer of such Shares to the extent required by applicable law, regulation or interpretation, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

            (h) RIGHTS OF HOLDER. No Holder shall be deemed for any purpose to be the owner of any Shares subject to an Option unless and until the Option has been validly exercised, the Company has issued and delivered certificates for the Shares to the Holder, and the Holder's name has been entered as a shareholder of record on the books of the Company.

            (i) SHAREHOLDER AGREEMENT. Unless otherwise expressly provided in the Agreement at the time an Option is granted, if a Holder who is not bound by the terms of the Shareholder Agreement exercises an Option, the Holder shall become a party to, and shall become bound by, the Shareholder Agreement and shall execute any instrument which the Committee reasonably determines is necessary for such purpose. Upon the exercise of an Option by a Holder who is already bound by the terms of the Shareholder Agreement, the Shares acquired by the Holder shall be subject to the Shareholder Agreement, and the Holder shall execute any instrument which the Committee reasonably determines is necessary for such purpose.


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            (j) AMENDMENT OF OPTIONS. Subject to the terms and provisions of the
      Plan, the Committee may amend any outstanding Option in any respect; provided, however, that (i) no such amendment shall reduce the exercise price of the Option (except to set forth an adjustment in the exercise price made pursuant to Section 9), and (ii) the consent of the Holder of the Option to such amendment must be obtained if the amendment would adversely affect the rights of the Holder under the Option.

            (k) CERTAIN OPTION EXERCISES PROHIBITED. No Holder of an Option shall make any elective contribution or employee contribution (as defined for purposes of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4)) to the Plan (i.e., an exercise of an Option with cash or check) during the 12- month period after the Holder's receipt of a deemed hardship distribution (as defined for purposes of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)) from a plan of the Company (or of a related party, as defined for purposes of Code Section 414(b), (c), (m) or (o)) which contains a cash or deferred arrangement under Section 401(k) of the Code; provided, however, that the foregoing shall not apply if and to the extent that the Committee determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

      6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. (a) The following additional terms and provisions shall apply to all Incentive Stock Options granted under the Plan, notwithstanding any provision of Section 5 to the contrary:

            (i) No Incentive Stock Option shall be granted to an officer or other employee who holds, directly or indirectly (as provided in Section 424(d) of the Code), at the time of grant more than 10% of the combined voting power of all classes of capital shares of the Company or any subsidiary unless (i) the exercise price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant;

            (ii) The aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year shall not exceed $100,000, or such other maximum amount permitted by the Code; and

            (iii) No Incentive Stock Option may be granted after March 16, 2007.

      (b) The Committee may grant Incentive Stock Options from time to time to employees of the Company who formerly were employed by a corporation with which the Company has entered into a transaction described in Section 424(a) of the Code in substitution for incentive stock options held by such persons. Any Incentive Stock Options so granted shall be on such terms and conditions as may be necessary for the grant to be treated as a substitution under Section 424(a) of the Code. To the extent contemplated by Section 424(a) of the Code, any Incentive Stock Options so granted need not comply with the restrictions set forth in Section 5(a) and 6(a) above.


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         7. RESTRICTED SHARES. The terms and conditions of Restricted Shares granted under the Plan (including, without limitation, the restrictions applicable to the Restricted Shares) shall be set forth in an Agreement. The Committee may grant more than one Restricted Share to a Holder during the term of this Plan. Each Restricted Share shall be subject to the following conditions:

              (a) RESTRICTIONS. At the time Restricted Shares are granted, the Committee shall specify the restrictions applicable to such Restricted Shares and the conditions under which the Restricted Shares will be forfeited to the Company and the conditions under which the restrictions applicable to the Restricted Shares will lapse. The conditions with respect to lapse and forfeiture applicable to the Restricted Shares granted under the Plan shall be intended to create a risk of forfeiture, as determined for purposes of the Code. Such conditions may include, without limitation, passage of a specified period of time during which the Holder must remain employed by the Company and/or satisfaction of specified performance objectives within a specified period of time. The restrictions and the conditions with respect to lapse and forfeiture applicable to Restricted Shares need not be uniform for all Restricted Shares granted under the Plan or for all Restricted Shares granted to any Person under the Plan.

              (b) RIGHTS OF HOLDERS OF RESTRICTED SHARES. Except as otherwise provided the Plan or in the Agreement with respect to Restricted Shares, a Holder of Restricted Shares granted under the Plan shall have all of the rights of a beneficial owner of such Shares (including, without limitation, the right to receive dividends with respect to such Restricted Shares and to vote such Restricted Shares) unless and until the Restricted Shares are forfeited in accordance with the terms of the Plan and the Agreement with respect to such Restricted Shares. Notwithstanding the foregoing, however, a Holder of Restricted Shares shall not be entitled to receive a certificate with respect to the Restricted Shares prior to the time the restrictions with respect to such Restricted Shares lapse. The Company, however, shall issue a certificate or certificates with respect to Restricted Shares in the name of the Holder, which it shall pending lapse of the restrictions with respect to such Restricted Shares or forfeiture of such Restricted Shares or shall issue the Restricted Shares in the Holder's name in uncertificated form.

              (c) TRANSFERABILITY. Restricted Shares shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the time the restrictions with respect to such Restricted Shares lapse, and any attempt by the Holder of the Restricted Shares to do any of the foregoing shall be void..

              (d) LAPSE OF RESTRICTIONS. Upon satisfaction of all conditions to the lapse of the restrictions with respect to Restricted Shares specified in the Plan or the Agreement with respect to such Restricted Shares, or at such earlier time as is provided in Section 7(f), all restrictions with respect to the Restricted Shares shall lapse (and all rights of the Holder of such Restricted Shares immediately will vest), and the Company shall deliver to the Holder (or the Holder's beneficiary or estate) a certificate or certificates representing the Shares that formerly were Restricted Shares, free of all restrictions imposed pursuant to the Agreement and this Section 8 (other than as provided in Section 7(g)).


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              (e) FORFEITURE OF RESTRICTED SHARES. If, prior to the time that the restrictions with respect to Restricted Shares lapse in accordance with Section 7(d), a Holder of Restricted Shares ceases to be employed by the Company for any reason other than death, Disability or Retirement at age 65, or in such other circumstances as are specified in the Agreement with respect to the Restricted Shares, the Restricted Shares shall be forfeited, unless the Committee otherwise determines prior to the forfeiture.

              (f) ACCELERATION OF VESTING. Notwithstanding the restrictions imposed under Section 7(a) with respect to Restricted Shares, unless otherwise provided in the Agreement with respect to Restricted Shares, all restrictions with respect to Restricted Shares shall lapse (and all rights of the Holder of such Restricted Shares immediately shall vest) upon a Change of Control, upon the death or Disability of the Holder of the Restricted Shares or upon the Retirement of the Holder of the Restricted Shares, if at the time of such Retirement the Holder is age 65 or older

              (g) SHAREHOLDER AGREEMENT. Unless otherwise expressly provided in the Agreement at the time Restricted Shares are granted, a Person to whom Restricted Shares are granted who is not bound by the term of the Shareholder Agreement shall become a party to, and shall become bound by, the Shareholder Agreement at the time of such grant and shall execute any instrument which the Committee reasonably determines is necessary for such purpose. If a Person who already is bound by the terms of the Shareholder Agreement is granted Restricted Shares, the Restricted Shares shall be granted subject to the Shareholder Agreement, and the Holder shall execute any instrument which the Committee reasonably determines is necessary for such purpose.

     8. TAX WITHHOLDING. With the approval of the Committee, the Holder of an Option or Restricted Shares as to which the restrictions have lapsed may elect to have the Company retain from the Shares to be issued upon the exercise of an Option or from the certificate with respect to the formerly Restricted Shares to be delivered to the Holder, or may deliver to the Company, a number of Shares having a Fair Market Value on the Tax Date equal to all or any part of the federal, state and local withholding tax payments (whether mandatory or permissive) to be made on behalf of the Holder with respect to the exercise of the Option or the lapse of the restrictions with respect to such Restricted Shares (up to a maximum amount determined by the Holder's top marginal tax rate) in lieu of making such payments in cash. The Committee may establish rules or limitations with respect to the exercise of the rights described in this Section 8 from time to time; provided, however, that any such election made by a person subject to Section 16 of the Exchange Act must be made in accordance with any applicable rules established thereunder.

     9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of a Change in Capitalization, the Board or the Committee shall determine the appropriate adjustments, if any, to the maximum number and class of shares with respect to which Options or Restricted Shares may be granted under the Plan, the number and class of shares subject to outstanding Options granted under the Plan and the exercise price thereof, if applicable, and the number and class of outstanding Restricted Shares granted under the Plan as to which the restrictions have not lapsed, and any such determination by the Board or the Committee shall be conclusive. Any additional Restricted Shares issued pursuant to an adjustment made under this section with respect to outstanding Restricted Shares shall be

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subject to the same restrictions and conditions with respect to lapse of such restrictions and forfeiture as the outstanding Restricted Shares with respect to which the additional Restricted Shares are issued.

     10. TERMINATION AND AMENDMENT OF THE PLAN. Unless earlier terminated by the Board, the Plan shall terminate on March 17, 2007, and no Options or Restricted Shares thereafter may be granted under the Plan. The Board may terminate the Plan at any time and may amend the Plan and outstanding Agreements from time to time; provided, however, that no such amendment shall be effective unless approved by the shareholders of the Company, if such shareholder approval is required (a) so that transactions hereunder will be exempt under Rule 16b-3 under the Exchange Act or (b) to comply with any other applicable law, regulation or stock exchange rule. The rights and obligations of a Holder with respect to any Option or Restricted Shares outstanding at the time of any such amendment to the Plan or any Agreement shall not be adversely altered or impaired by such amendment, except with the consent of such Holder.

     11. GOVERNING LAW; APPROVALS. (a) The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Ohio without giving effect to the choice of law principles thereof.

     (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan and the grant of Restricted Shares under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the rules of any stock exchange on which the Shares are listed.

     (c) If at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Restricted Shares or the issuance of Shares upon the exercise of an Option, no Option or Restricted Shares shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

     12. EFFECTIVE DATE. The Plan was approved by the Board on March 17, 1997, subject to approval by the affirmative vote of the holders of Common Shares entitling them to a majority of the voting power of the Company present in person or by proxy at the Annual Meeting of Shareholders of the Company to be held on May 8, 1997. The Plan shall become effective upon the approval of Plan by the holders of Common Shares entitling them to exercise a majority of the voting power of the Company present at the Annual Meeting of Shareholders in person or in proxy.